Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, as the Chief Executive Officer and as the Chief Financial Officer, respectively, of Wuhan General Group (China), Inc., each certify that, to the best of his knowledge and belief, this Amendment No. 1 to Annual Report on Form 10-K for the period ended December 31, 2009, which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Wuhan General Group (China), Inc. at the dates and for the periods indicated. The foregoing certifications are made pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) and shall not be relied upon for any other purpose.

Date: April 30, 2010
/s/ Qi Ruilong
Qi Ruilong
Chief Executive Officer

Date: April 30, 2010
/s/ Philip Lo
Philip Lo
Chief Financial Officer